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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 1, 2004


                       NOMURA ASSET ACCEPTANCE CORPORATION
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



          Delaware                    333-109614               35-3672336
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(STATE OR OTHER JURISDICTION          (COMMISSION           (I.R.S. EMPLOYER
      OF INCORPORATION)              FILE NUMBER)          IDENTIFICATION NO.)


Two World Financial
Center, Building B,
21st Floor, New York,
New York                                                          10281
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    (ADDRESS OF PRINCIPAL                                      (ZIP CODE)
     EXECUTIVE OFFICES)


Registrants telephone number, including area code, is (212) 667-9300.
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Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
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         (a)  Not applicable

         (b)  Not applicable

         (c)  Exhibits:

         1. Pooling and Servicing Agreement, dated as of June 1, 2004 among Nomura Asset Acceptance Corporation, as Depositor, Nomura Credit & Capital, Inc., as Seller, GMAC Mortgage Corporation, as servicer and JP Morgan Chase Bank, as Trustee and Custodian.








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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: July 13, 2004

                                         NOMURA ASSET ACCEPTANCE
                                         CORPORATION

                                         By:    /s/ JAY GRACIN
                                            ------------------------------------
                                         Name:      Jay Gracin
                                         Title:     Assistant Secretary








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                                  EXHIBIT INDEX


                Item 601 (a) of           Sequentially
Exhibit         Regulation S-K            Numbered
Number          Exhibit No.               Description                    Page
------          -----------               -----------                    ----
1               4                         Pooling and Servicing          5
                                          Agreement